SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2002


                           Online Gaming Systems, Ltd.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-27256             13-3858917
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(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)


               3225 McLeod Drive, 1st Floor, Las Vegas, NV, 89121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (702) 836 -3042

        200 East Palmetto Park Road, Suite 200, Boca Raton, Florida 33431
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         (Former name or former address, if changed since last report.)

ITEM 5. OTHER ITEMS.

The Company is making this statement in order to satisfy the "safe harbor" provisions contained in the Private Securities Litigation Reform Act of 1995. This Report on Form 8-K includes forward-looking statements relating to the business of the Company. Forward-looking statements contained herein or in other statements made by the Company are made based on Management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company, that could cause actual results of the Company to differ materially from those matters expressed in or implied by forward-looking statements. The Company believes that the following factors, among others, could affect its future performance and cause actual results of the Company to differ materially from those expressed in or implied by forward-looking statements made by or on behalf of the Company; (a) general economic, business and market conditions; (b) competition; (c) the success of advertising and promotional efforts; (d) trends within the Internet Gaming and Internet Supply Provider industries; (e) the existence or absence of adverse publicity; (f) changes in relationships with the Company's major customers or in the financial condition of those customers; and (g) the adequacy of the Company's financial resources and the availability and terms of any additional capital. Such forward-looking statements are based on assumptions that the Company will continue to design, market and provide successful new services, that competitive conditions will not change materially, that demand for the Company's services will continue to grow, that the Company will retain and add qualified personnel, that the Company's forecasts will accurately anticipate revenue growth and the costs of producing that growth, and that there will be no material adverse change in the Company's business. In light of the significant uncertainties inherent in the forward-looking information included in this Form 8-K, actual results could differ materially from the forward-looking information contained herein.

On March 22, 2002, Gary Ramos resigned as President and Chief Executive Officer. On the same day the Board of Directors elected John Copelyn to serve as Chief Executive Officer and Lawrence P. Tombari as President of the Company.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONLINE GAMING SYSTEMS, LTD.

Dated: March 28, 2002                   By: /s/ Lawrence P. Tombari
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                                        Name:  Lawrence P. Tombari
                                        Title: President